SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act

April 10, 2015

Date of Report (Date of Earliest Event Reported)

MOON RIVER STUDIOS, INC.

 (Exact name of registrant as specified in its charter)

Nevada	000-53835	41-2251802
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

135 Goshen Road Extension, Suite 205 Rincon, GA	31326
(Address of principal executive offices)	(Zip Code)

(912) 298-2000

 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 – Departure of Directors

As of April 10, 2015, Mr. Jake Shapiro has resigned from all positions with the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Moon River Studios, Inc.

By:      /s/ Jake Shapiro

Jake Shapiro

Former Chief Executive Officer

Dated:  April 10, 2015

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